FINANCIAL AND OTHER INCOME, NET	6 Months Ended
Jun. 30, 2026
FINANCIAL AND OTHER INCOME, NET [Abstract]
FINANCIAL AND OTHER INCOME, NET

NOTE 8:- FINANCIAL AND OTHER INCOME, NET

	Six months ended June 30,
	2026	2025
	Unaudited

Interest income	$2,517	$2,048
Amortization of discount on marketable securities, net	148	310
Exchange rate differences and other	526	(43)

Financial and other income, net	$3,191	$2,315